4. NOTE PAYABLE	9 Months Ended
Sep. 30, 2012
Note Payable
Note 4. NOTE PAYABLE

On February 29, 2012, the Company entered into a Note Purchase Agreement and a Pledge and Security Agreement with Hanover Holdings I, LLC ("Hanover"), providing for the sale of an Original Issue Discount Secured Convertible Promissory Note in the principal amount of $335,000 (the "Note"). The financing closed on March 2, 2012. The Note contained an original issue discount of 10% representing $33,500.

The Note bears interest at the rate of 15% per annum. Subject to the prepayment provisions in the Note, the principal plus interest amount of the Note is to be repaid subject to an amortization schedule which provides that the Company pay (i) $47,562.50 thirty days from the date of the Note, (ii) $62,562.50 sixty days from the date of the Note, (iii) $112,562.50 ninety days from the date of the Note and (iv) $162,562.50 one hundred twenty days from the date of the Note. The Company may prepay the Note in full at the Company’s sole option and discretion by providing to Hanover three prior trading days’ written notice, in full. The Company is required to pay off all principal, interest and any other amounts owing prior to any such prepayment. In order to facilitate the closing of this financing, a shareholder pledged 10,000,000 shares to Hanover.

On March 8, 2012, the Company received a notice of default, sighting Section 5(a) (ii) requiring the Company's common stock trading price not to fall below the volume-weighted average price of $0.08 per share for any given trading day. As such, the escrow agent transferred the 10,000,000 shares of the Company's common stock to the note holder. Should the proceeds arising from the sale of the Company's common stock not satisfy the total due under the agreement, the note holder has further recourse including the right to convert balances owed under the Note into restricted shares of common stock, at Hanover’s option, at a conversion price equal to 45% of the lowest trading price for the common stock at any time during the prior 10 trading days immediately preceding the date of the notice of such conversion. As of the date of filing, no official demands for payment have been made by Hanover and the Company believes the transferred 10,000,000 shares of the Company's common stock are sufficient to satisfy the outstanding obligation.

The original issue discount of $33,500 was charged as interest during the nine months ended September 30, 2012.

On June 20, 2012, the Company issued three promissory notes payable in aggregate of $268,270 in settlement of outstanding accounts payable. The notes mature earlier of (1) one year from the date of issuance, (2) completion of any major financing event or events in which the Company receives aggregate proceeds of $2,000,000 or more, or (3) any liquidation or reorganization, merger or recapitalization of the Company, bear a interest rate of 8% per annum due at maturity, and are unsecured.